BLACKROCK FUNDSSM

BlackRock All-Cap Energy & Resources Portfolio

(the “Fund”)

Supplement dated March 17, 2014

to the Fund’s Summary Prospectus dated January 28, 2014

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section entitled “Performance Information” is supplemented as follows:

Effective immediately, the Fund’s performance benchmarks against which the Fund measures its performance are changed from the S&P 500® Index and a customized weighted index, comprised of 70% Wilshire 5000 Modified Energy Cap Weighted Index and 30% MSCI All-Country World Energy Index, to solely the MSCI World Energy Index. Fund management believes that this change in the performance benchmark more accurately reflects the investment strategy of the Fund.

For the one-year, five-year and since inception (February 16, 2005) periods ended December 31, 2013, the average annual total returns for the MSCI World Energy Index were 18.12%, 11.22% and 7.41%, respectively.

Shareholders should retain this Supplement for future reference.

SPRO-ACGR-0314SUP